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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 20, 2000

                 Date of Earliest Event Reported: June 30, 2000


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

          VIRGINIA                                              54-1387365
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000




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ITEM 5: OTHER EVENTS

On July 19, 2000, Dollar Tree Stores, Inc. issued a press release reporting earnings results for the second quarter ended June 30, 2000. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

In addition, Dollar Tree Stores, Inc. is filing summary income statement data for the quarter ended June 30, 2000. All amounts reflect the merger between Dollar Tree and Dollar Express, Inc. on May 5, 2000, which was accounted for as a pooling of interests. The income statement data for the quarter ended June 30, 2000 is derived from Dollar Tree's unaudited consolidated financial statements.

                                               For the Three-months
                                                      Ended
            (in thousands)                         June 30, 2000
          -------------------------------------------------------
          Net sales                                   $384,503
          Net income                                    21,148

The quarterly results above satisfy the pooling-of-interests accounting requirement that we publish 30 days of post-merger financial results for the combined company.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

Exhibit #         Description

99.1 Dollar Tree Stores, Inc.'s press release regarding earnings results for the second quarter ended June 30, 2000.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: July 19, 2000

                            DOLLAR TREE STORES, INC.


                            By:  /s/ Frederick C. Coble
                                --------------------------------
                                Frederick C. Coble
                                Senior Vice President, Chief Financial Officer